[ SPEIZMAN INDUSTRIES LETTERHEAD ]



April 30, 1999




Speizman Brothers Partnership
c/o Speizman Industries, Inc.
701 Griffith Road
Charlotte, NC    28217

ATTN:  Mr. Robert Speizman

Dear Bob:

As you know, we are in the process of moving our offices and warehouse space from the 508 W. Fifth Street location to 701 Griffith Road. As we vacate portions of the building, we will pay rent on a pro rata share of space still occupied.

I have attached a copy of the payment schedule based on agreed upon dates for vacating areas of the building. We appreciate your patience in working with us as we endeavor to make this move as smooth as possible.

Sincerely,

SPEIZMAN INDUSTRIES, INC.

/s/ James H. McCorkle, III

James H. McCorkle, III
Chief Financial Officer

JHM,III:dr
Enclosure

                          SPEIZMAN BROTHERS PARTNERSHIP
                               508 W. FIFTH STREET
                                  CHARLOTTE, NC

                                  RENT SCHEDULE
------------------------------------ -------------------- --------------------------------
                                         RENT AMOUNT         % OF TOTAL SQUARE FOOTAGE
------------------------------------ -------------------- --------------------------------
April 1999                                  $29,668.57                  100.0%
------------------------------------ -------------------- --------------------------------
May 1999                                    19,6779.00                   66.7%
------------------------------------ -------------------- --------------------------------
June 1999                                   19,6779.00                   66.7%
------------------------------------ -------------------- --------------------------------
July 1999                                    17,207.77                   58.0%
------------------------------------ -------------------- --------------------------------
August 1999                                  17,207.77                   58.0%
------------------------------------ -------------------- --------------------------------
September 1999                               10,384.00                   35.0%
------------------------------------ -------------------- --------------------------------
October - December 1999 (est.)                6,527.09                   22.0%
------------------------------------ -------------------- --------------------------------